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                                                                    EXHIBIT 23.2


                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement on Form S-8 of VitalCom Inc. of our reports dated February 10, 2000 appearing in the Annual Report on Form 10-K of VitalCom Inc. for the year ended December 31, 1999.

                                          /s/ Deloitte & Touche LLP


Costa Mesa, California
September 21, 2000